UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
September 1, 2017
(Date of earliest event report)

WEYERHAEUSER COMPANY
(Exact name of registrant as specified in charter)

Washington	1-4825	91-0470860
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

220 Occidental Avenue South
Seattle, Washington 98104-7800
(Address of principal executive offices)
(zip code)
Registrant’s telephone number, including area code:
(206) 539-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934:

☐	Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

TABLE OF CONTENTS

Item 8.01	Other Events
Item 9.01	Financial Statements and Exhibits
SIGNATURES
EXHIBIT 99.1

Section 8 - Other Events
Item 8.01.    Other Events
On September 1, 2017, Weyerhaeuser Company closed the previously announced sale of its timberlands and manufacturing business in Uruguay to a consortium led by BTG Pactual’s Timberland Investment Group for $402.5 million in cash. The transaction includes over 300,000 acres (120,000 hectares) of timberlands in northeastern and north central Uruguay, as well as a plywood and veneer manufacturing facility, a cogeneration facility, and a seedling nursery.
A copy of the press release announcing the closing of the transaction is filed herewith as Exhibit 99.1.
Section 9 - Financial Statements and Exhibits
Item 9.01.    Financial Statements and Exhibits
(d) Exhibits.    The following item is filed as an exhibit to this report.
Exhibit No.    Description
99.1     Press release of Weyerhaeuser Company issued September 1, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY

By:	/s/ Kristy T. Harlan
Name:	Kristy T. Harlan
Its:	Senior Vice President, General Counsel and Corporate Secretary

Date: September 1, 2017

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Weyerhaeuser Company issued September 1, 2017.